EXHIBIT 10.7D




                        FIRST AMENDMENT TO LOAN AGREEMENT
                            AND OTHER LOAN DOCUMENTS

         This FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment"), dated as of February 13, 2004, is by and among INFOCROSSING, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower that are signatories hereto (collectively, the "Guarantors"), the financial institutions that are parties hereto as "Lenders" (together with any other financial institutions that become parties to the Loan Agreement defined below, in each case with their successors and assigns, collectively, the "Lenders"), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, as such a Lender and as Agent for the Lenders (this and all other capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in Section 1 below).

                                R E C I T A L S:

         A. The Borrower, Infocrossing Agent, Inc. (the "Prior Agent") and certain "Lenders" (collectively, the "Prior Lenders") entered into that certain Term Loan Agreement dated as of October 21, 2003 (the "Existing Loan Agreement;" the Existing Loan Agreement, as amended hereby, and as the same further may be amended, modified, supplemented or restated in accordance with its terms and as in effect from time to time, the "Loan Agreement"), pursuant to and subject to the terms and conditions of which, among other things, such Prior Lenders initially extended a certain term loan to the Borrower.

         B. On the date hereof, and effective immediately prior, and as a condition precedent, to the effectiveness of this Amendment, (i) the Borrower, the Prior Agent, the Prior Lenders and the Lenders entered into that certain Assignment and Assumption Agreement (the "Assignment and Assumption Agreement"), pursuant to and subject to the terms and conditions of which, among other things, the Prior Lenders assigned and delegated to the Lenders, for value, all of their Commitments, Loans and other interests in the Loan Obligations to the Lenders and (ii) the Borrower, the Prior Agent, the Agent and the Lenders entered into that certain Agreement Regarding Transitional Matters (the "Agency Assignment"), pursuant to and subject to the terms and conditions of which, among other things, the Prior Agent assigned and delegated to the Agent all of its obligations as "Agent" under the Loan Documents.

         C. As a condition to execution and delivery of the Assignment and Assumption Agreement and the Agency Assignment by the Agent and the Lenders, CapitalSource Finance LLC required the Borrower to agree to amend and modify the Existing Loan Agreement as herein set forth, and the parties hereto desire to so amend and modify the Existing Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         2. Amendments to the Existing Loan Agreement. The Existing Loan Agreement is amended as follows:

                  2.1      Cover  Page.  The  Cover  Page of the  Existing
         Loan Agreement hereby is amended by deleting the reference to "Infocrossing Agent, Inc. as Agent" and substituting "CapitalSource Finance LLC as Agent" in lieu thereof

                  2.2 Section 1.1 - Substituted Definitions. Section 1.1 of the Existing Loan Agreement hereby is amended by substituting the following definitions of the terms set forth below in lieu of the current versions of such definitions contained in the Existing Loan Agreement:

                           "Agent": CapitalSource Finance LLC, as agent for the
                  Lenders under this Agreement and the other Loan Documents, together with its successors and assigns in such capacity.

                           "Loan": collectively, any term loan held by any
                  Lender pursuant to this Agreement, plus the amount of any additional loans made under the Loan Interest Reserve pursuant to Section 2.1(c) (the aggregate amount of which additional loans shall not exceed $625,000), and such term loans and additional loans being referred to collectively as the "Loans."

                           "Permitted Acquisition": the acquisition by the
                  Borrower or any Domestic Subsidiary of the Borrower of all or any portion of the assets or stock or other equity interests of any Person engaged in a business that would be permitted under subsection 6.15, including pursuant to a merger or consolidation; provided that all such acquisitions are approved by the Board of Directors and stockholders, if required, of the Borrower or such Domestic Subsidiary and the acquiree and are not otherwise hostile and, in the case of a merger (x) involving the Borrower, the surviving entity is the Borrower or (y) involving any such Domestic Subsidiary, the surviving entity is such Domestic Subsidiary or otherwise becomes a Loan Party upon consummation thereof; and provided, further, that:

                                    (i) if such acquisition is an asset
                           acquisition, the subject assets are located in the continental United States or, if such acquisition is a stock or other equity acquisition or a merger, the acquiree or target is an entity incorporated or otherwise organized under the laws of a State of the United States;

                                    (ii) on the closing date of such
                           acquisition, both before and immediately after giving effect to such proposed acquisition, no Default or Event of Default has occurred or will occur or be continuing;

                                    (iii) after giving effect to any such
                           acquisition there shall be no negative effect on Consolidated EBITDA on a pro forma basis, and the Borrower would remain in compliance with the covenants set forth in subsection 6.1 on a pro forma basis (determined on a pro forma basis (A) as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available (computed on the basis of (x) balance sheet amounts as of the most recently completed fiscal quarter, and (y) income statement amounts for the most recently completed period of four consecutive fiscal quarters) and (B) on the basis of twelve month projections updated to give effect to such acquisition) and the Borrower delivers a certificate of a Responsible Officer certifying compliance with this clause (iii); and

                                    (iv) any Person or business acquired becomes
                           a wholly-owned Subsidiary of the Borrower or of a Guarantor following such acquisition and such Person becomes a Guarantor, and the Borrower shall, and shall cause any applicable Subsidiary to, execute any documents and take all actions that may be required under applicable law or that the Agent reasonably may request, in order to comply with subsection 5.10 herein, and the Borrower shall have used commercially reasonable efforts to either (A) obtain and deliver to Agent a collateral assignment of representations, warranties and indemnities in respect of the documentation evidencing such acquisition, acknowledged in writing by the related sellers thereunder, or (B) include in such documentation a provision expressly permitting such a collateral assignment, in each case in form and substance satisfactory to the Agent.

                  2.3 Section 1.1 - Additional Definitions. Section 1.1 of the Existing Loan Agreement hereby is amended further by adding the following terms and respective definitions to such Section 1.1 in the appropriate alphabetical order:

                           "Effective  Date": as defined in the First  Amendment
                  and which, for all purposes under this Agreement, shall be deemed to be the date of the First Amendment.

                           "First  Amendment":  that  certain  First  Amendment
                  to Loan Agreement and other Loan Documents dated as of February 13, 2004 among the Borrower, its Subsidiaries, the Agent and the Lenders.

                           "Loan Interest Reserve": as of any date, a reserve
                  equal to the amount, if any, by which (a) the product of (x) 2.5% (two and one-half percent), multiplied by (y) $25,000,000 less the amount of repayments of the Loans pursuant to Section 2.2(a)(i) as and when made, exceeds (b) all additional loans made by the Lenders under the Loan Interest Reserve pursuant to Section 2.1(c) of the Loan Agreement after the Effective Date.

                           "Prepayment Premium Amount": with respect to any
                  prepayment of the Loans to which a Prepayment Premium Amount is to be calculated, the greater of (x) two percent (2.0%) of the amount so prepaid and (y) Related Yield Maintenance Fee in respect of such amount so prepaid.

                           "Related Yield Maintenance Fee": with respect to any
                  prepayment of the Loans, the present value (discounted at the one year Treasury rate in effect on the day that is two (2) Business Days prior to the date on which such prepayment is made, determined by the Agent in its reasonable discretion) of the total interest and fees which could be earned on the amount so prepaid from the effective date of such prepayment through the date that is the first anniversary of the Effective Date.

                            "Subject Period":  see Section 2.3(a).

                  2.4 Section 2.1. Section 2.1 of the Existing Loan Agreement hereby is amended by adding the following clause (c) to such Section
         2.1 in the appropriate alphabetical order:

                           Upon the failure of the Borrower to pay interest
                  pursuant to the terms of this Agreement when due after giving effect to any applicable grace period for such payment of interest (the amount of any such overdue unpaid interest, the "Past Due Interest"), and regardless of whether or not any other Default or Event of Default then exists or would result therefrom, the Agent shall be entitled, in its sole and absolute discretion, to cause the Lenders to make additional loans to the Borrower the proceeds of which shall be used by the Borrower to pay such Past Due Interest; provided that such additional loans shall not exceed in the aggregate the Loan Interest Reserve then in effect (each such additional loan, an "Interest Advance"), and each such Interest Advance shall be deemed part of the outstanding principal balance of the Loans and shall constitute Loan Obligations. The Borrower hereby irrevocably and unconditionally agrees to pay to the Agent, for the ratable benefit of the Lenders, all Interest Advances in accordance with the payment terms relating to the other portions of the Loans. Any Event of Default arising from the failure of the Borrower to pay interest pursuant to this Agreement when due (after the expiration of any grace period for such payment) shall be deemed cured by utilization of the Loan Interest Reserve; provided, that, the making of Interest Advances shall not be deemed to cure any other Default or Event of Default that may then exist or result therefrom.

                  2.5 Section 2.3(a). Section 2.3(a) of the Existing Loan Agreement hereby is deleted in its entirety and the following is substituted in lieu thereof:

                           2.3 Prepayments. (a) The Borrower shall have the
                  right at any time and from time to time to prepay the Loans in whole or in part subject to the requirements of this Section without penalty or premium; provided, that (i) if the Borrower has entered into an agreement for a Change of Control or the Borrower or any other Person otherwise has publicly announced its intention to consummate a transaction that would institute a Change of Control, in either case after the last day of the Subject Period (as defined below), the Borrower may only prepay the Loans at a prepayment amount equal to the Fixed Early Prepayment Amount, plus accrued and unpaid interest to the date of prepayment, and (ii) if the Borrower optionally prepays any portion of the Loans pursuant to Section 2.3(a) during the period commencing on the Effective Date and ending on the first anniversary thereof (the "Subject Period"), the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, an amount equal to the applicable Prepayment Premium Amount applicable to the amount so prepaid, which Prepayment Premium Amounts shall be due and payable on the respective dates of prepayment; provided, that:

                                    (I) the Borrower shall not be required to
                           pay any such Prepayment Premium Amount unless the aggregate amount of all prepayments made during the Subject Period exceed $15,000,000 in total, in which case the Borrower shall be required to pay Prepayment Premium Amounts in accordance with the foregoing in respect of all prepayments of Loans made during the Subject Period (excluding the first $15,000,000 of such prepayments made during the Subject Period); and

                                    (II) if, during the Subject Period:

                                            (1) the Borrower shall have
                                    delivered to the Agent a term sheet,
                                    commitment letter or letter of intent
                                    describing the material terms of a proposed
                                    Specified Acquisition (the "Presented
                                    Terms");

                                            (2) the Loan Obligations are either
                                    (x) prepaid in full in cash from the
                                    proceeds of any refinancing made by any
                                    financial institution other than
                                    CapitalSource Finance LLC and that is not an Affiliate of the Borrower (a "Third Party Financing Source") or (y) purchased in full by a Third Party Financing Source at par (plus accrued and unpaid interest, fees and other amounts then due and owing) (any transaction of the type described in this clause (2) is referred to as a "Third Party Refinancing"); and

                                            (3) (x) such Third Party Refinancing
                                    occurred within sixty (60) days after the Agent shall have notified the Borrower in writing that the Required Lenders intend to withhold consent to a Specified Acquisition based on the Presented Terms and (y) prior to the occurrence of such Third Party Refinancing, the related Third Party Financing Source shall have consented in writing to the consummation of such Specified Acquisition on terms substantially similar to the Presented Terms;

                                    then the Borrower shall not be required to
                           pay a Prepayment Premium Amount in respect of such full prepayment. For purposes of the foregoing, a "Specified Acquisition" shall mean an acquisition that otherwise constitutes a Permitted Acquisition, the total cash purchase price (specifically excluding any Indebtedness or other obligations to be assumed or incurred in connection therewith and the value of any non-cash consideration, including any imputed value of any non-competition, non-solicitation and similar arrangements) of which exceeds $10,000,000,

                  2.6 Section 2.6. Section 2.6 of the Existing Loan Agreement hereby is amended by adding the following sentence to the end of such Section 2.6:

                           "The Borrower absolutely and unconditionally promises
                  to pay, when due and payable pursuant hereto, principal, interest and all other amounts and Loan Obligations payable hereunder and under any other Loan Document, without any right of rescission and without any deduction whatsoever, including any deduction for set-off, recoupment or counterclaim, notwithstanding any damage to, defects in or destruction of the Collateral or any other event, including obsolescence of any Property or improvements."

                  2.7 Section 6.2. Section 6.2 of the Existing Loan Agreement hereby is amended by (x) deleting the word "and" at the end of clause
         (h) of such Section 6.2, (y) deleting the "." at the end of clause (i) of such Section 6.2 and substituting "; and" in lieu thereof and (z) adding the following clause (j) to such Section 6.2 in the appropriate alphabetical order:

                           (i) unsecured Indebtedness of the Borrower or any of
                  its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $1,000,000 at any time outstanding.

                  2.8 Section 6.9. Section 6.9 of the Existing Loan Agreement hereby is amended by deleting clause (h) contained in such Section 6.9 and substituting the following clause (h) in lieu thereof:

                           (h) Permitted Acquisitions by the Borrower or any of
                  its Subsidiaries to the extent the total cash purchase price (specifically excluding any Indebtedness or other obligations to be assumed or incurred in connection therewith and the value of any non-cash consideration, including any imputed value of any non-competition, non-solicitation and similar arrangements) of all such Permitted Acquisitions does not exceed $10,000,000 during the term of this Agreement.

                  2.9 Section 7. Section 7 of the Existing Loan Agreement hereby is amended by (i) deleting the "." at the end of clause (i) thereof and substituting a "; or" in lieu thereof and (ii) adding the following clause (j) immediately after such clause (i) in the appropriate alphabetical order:

                           (j) the Borrower or any of its Subsidiaries shall be
                  criminally indicted or convicted of a felony or under any law that could lead to a forfeiture of any material (as determined by Agent in its reasonable discretion) Collateral;

                  2.10 Section 7. Section 7 of the Existing Loan Agreement hereby further is amended by adding the following sentence to the end of such Section 7:

                           Without limiting the foregoing, upon the occurrence
                  and during the continuance of any Event of Default, the Agent may, and shall at the request of the Required Lenders, exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents, applicable law (including, without limitation, the Uniform Commercial Code) or otherwise.

                  2.11 Section 9.2. Section 9.2 of the Existing Loan Agreement hereby is deleted in its entirety and the following is substituted in lieu thereof:

                           9.2 Notices. All notices, requests and demands to or
                  upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or
                  (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower and the Agent, and as set forth in
                  Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

                  The Borrower:  Infocrossing, Inc.
                                 2 Christie Heights Street
                                 Leonia, New Jersey 07605
                                    Attention:  Nicholas J. Letizia, Esq.,
                                    Senior Vice President and General Counsel
                                            Fax:  (201) 840-7126

                  The Agent:     CapitalSource Finance LLC
                                 4445 Willard Avenue, 12th Floor
                                 Chevy Chase, Maryland 20815
                                     Attention:  Portfolio Manager
                                            Telephone:  (301) 841-2700
                                            FAX:  (301) 841-2340
                                            E-Mail: kelias@capitalsource.com


                  provided that any notice, request or demand to or upon the Agent or the Lenders shall not be effective until received.

                  2.12 Section 9.6(c). Section 9.6(c) of the Existing Loan Agreement is amended by adding the following sentences to the end of such Section 9.6(c):

                          Anything contained in the Loan Documents to the
                 contrary notwithstanding, (i) CapitalSource Finance LLC and its Affiliates shall not be required to execute and deliver any assignment and assumption agreement in connection with any transaction involving its Affiliates or its or its Affiliates' lenders or funding or financing sources, (ii) no lender to or Affiliate, funding or financing source of CapitalSource Finance LLC or its Affiliates shall be considered a Lender hereunder, and (iii) there shall be no limitation or restriction on (A) the ability of CapitalSource Finance LLC, any of its Affiliates or any of its or its Affiliates' lenders or funding or financing sources to assign or otherwise transfer any Loan Document, Commitment or Loan Obligation to any Affiliate, lender or financing or funding source or (B) any such lender's or funding or financing source's ability to assign or otherwise transfer any Loan Document, Commitment or Loan Obligation; provided, however, CapitalSource Finance LLC shall continue to be liable as a "Lender" under the Loan Documents unless such Affiliate, lender or funding or financing source executes an assignment and assumption agreement and becomes a "Lender." Further, Section 9.15(b) shall not prohibit or restrict CapitalSource Finance LLC, or any of its Affiliates, lenders or funding or financing sources, from disclosing any non-public information referred to therein to any of their respective Affiliates, lenders or funding or financing sources.

                  2.13 Schedules and Exhibits. Schedules I and 2.1 currently attached to the Existing Loan Agreement are replaced by Schedules I and
         2.1 attached hereto.

                  2.14 Additional Agreements and Representations and Warranties of the Borrower. Without limiting any of the representations, warranties, covenants, agreements and obligations of the Borrower and its Subsidiaries under the Loan Agreement and the other Loan Documents, the Borrower hereby:

                           (a) agrees that, so long as any amount is owing to
                  any Lender or the Agent under the Loan Agreement or under any other Loan Document:

                                    (i) the Borrower shall furnish to each
                           Lender, concurrently with the delivery of the financial statements referred to in subsection 5.1(a), (b) and (c), a certificate of a Responsible Officer evidencing the compliance by the Borrower and its Subsidiaries with the financial covenants contained in Section 6.1, including a calculation thereof, as of the last day of the period covered by such financial statements;

                                    (ii) the Borrower shall not, and shall not
                           permit or cause any of its Subsidiaries to, create, form, organize or permit to exist any Foreign Subsidiaries, including, without limitation, for purposes of consummating any acquisition;

                                    (iii) the Borrower shall not, and shall not
                           permit or cause any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness that otherwise would have been permitted to exist under Section 6.2(i) of the Loan Agreement (or permit to exist any Lien as security therefor) unless and only to the extent, prior to any such creation, incurrence, assumption or sufferance, the Borrower, the Subsidiaries, the to-be-holders of such Indebtedness and the Agent, for the benefit of the Lenders, shall have entered into an intercreditor and subordination agreement in form and substance satisfactory to the Agent;

                                    (iv) upon request by the Agent or any
                           Lender, and in any event within three (3) Business Days of any such request, the Borrower shall execute and deliver to the Agent new Notes and/or split or divide the Notes in exchange for then existing Notes in such smaller amounts or denominations as the Agent or such Lender shall specify in their respective sole and absolute discretion (and no Lender shall be required to return an existing Note to the Borrower until receipt of a new Note); provided, that the aggregate principal amount of such new, split or divided Notes does not exceed the aggregate principal amount of such existing Notes to be exchanged therefor; and

                                    (v) the Borrower shall not issue any
                           preferred stock or other equity interests or securities that provide for mandatory cash dividends or distributions or put rights or mandatory redemptions thereof, in each case prior to the payment in full in cash of the Loan Obligations; and

                           (b) represents and warrant to and for the benefit of
                  the Agent and the Lenders that, as of the date hereof: (i) neither the Borrower nor any Subsidiary of the Borrower has any Subsidiaries other than those Persons who are signatories hereto; (ii) the outstanding equity securities of the Borrower and each of its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable; and (iii) neither the Borrower nor any of its Subsidiaries (a) has issued any rights which can be convertible into or exchangeable or exercisable for any of the equity securities of any such Subsidiary, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such equity securities of any Subsidiary of the Borrower or any securities convertible into or exchangeable or exercisable for any such equity securities or (b) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of the equity securities of the Borrower or any of its Subsidiaries or other convertible rights or options or debt securities.

         3. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Agent:

                  (a) Representations and Warranties. All of the representations and warranties of the Borrower and each of its Subsidiaries set forth in the Existing Loan Agreement and the other Loan Documents (including, without limitation, this Amendment) to the extent such Person is a party thereto shall be true and correct in all material respects (or, with respect to any such representation or warranty that, by its terms, is qualified by materiality, Material Adverse Effect or similar qualification, such representation or warranty shall be true and correct in all respects), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (or, with respect to any such representation or warranty that, by its terms, is qualified by materiality, Material Adverse Effect or similar qualification, such representation or warranty shall be true and correct in all respects).

                  (b) Delivery of Documents. The following shall have been delivered to the Agent, each duly authorized and executed, as applicable:

                           (1)      this Amendment;

                           (2) Notes payable to the order of each Lender in
                  their respective Pro Rata Share of the Loan (each of which Notes payable to CapitalSource Finance LLC shall be in maximum denominations of $5,000,000);

                           (3) such evidence of the authority of the Borrower
                  and each of its Subsidiaries to execute and deliver this Amendment and all other Loan Documents delivered in connection herewith as the Agent may require, including, but not limited to, (i) a copy of resolutions duly adopted by the board of directors of each such Person, authorizing the execution by each such Person of this Amendment and the other agreements, documents and instruments to be executed by each such Person pursuant to this Amendment (collectively, the "Other Amendment Documents"), certified as complete and correct by a Responsible Officer of each such Person, and (ii) a certificate of the secretary or assistant secretary of each such Person to the effect that neither the articles of incorporation nor the bylaws of such Person have been amended or modified since the Closing Date or, if more recent than the Closing Date, the date on which certified copies of such documents previously were delivered to the Agent;

                           (4) a good standing and, if available, tax good
                  standing certificate, for the Borrower and each Subsidiary of the Borrower from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or formation, as applicable;

                           (5) unaudited consolidated and consolidating
                  financial statements of the Borrower and its Subsidiaries as of the end of December 31, 2003, which financial statements shall be prepared in accordance with GAAP consistently applied with prior periods (subject to lack of footnotes and year-end adjustments), and monthly projections with respect to the Borrower and its Subsidiaries for the twelve (12) months after the month in which the Effective Date occurs, certified on behalf of the Borrower by a Responsible Officer;

                           (6) standard lenders' loss payable endorsements in
                  favor of the Agent, for the benefit of the Agent and the Lenders, with respect to the insurance policies or other instruments or documents evidencing insurance coverage on the properties of the Borrower and its Subsidiaries in accordance with the provisions of the Loan Agreement and endorsements to all liability insurance policies naming the Agent and the Lenders as additional insureds thereunder;

                           (7) the Assignment and Assumption Agreement;

                           (8) a certificate executed by a Responsible Officer
                  of the Borrower on behalf of the Borrower certifying to the Agent and the Lenders that all necessary governmental, regulatory, creditor, shareholder, partner, member and other material consents, approvals and exemptions required to be obtained by the Company in connection with the transactions evidenced hereby have been duly obtained and are in full force and effect;

                           (9) a certificate signed by a Responsible Officer of
                  the Borrower dated as of the Effective Date affirming the matters set forth in this Section 3 and the satisfaction of the conditions precedent herein contained; and

                           (10) such other instruments, documents, certificates,
                  consents, waivers and opinions (including opinions from Latham & Watkins, counsel to the Borrower and its Subsidiaries) as the Agent reasonably may request.

                  (c) Assignment and Assumption Agreement; Agency Assignment. The transactions contemplated by the Assignment and Assumption Agreement and the Agency Assignment shall have been consummated in accordance with the respective terms thereof, and all deliveries and other conditions therein contained shall have been made or otherwise satisfied.

                  (d) No Default. No Default or Event of Default shall exist or be created hereby.

                  (e) No Material Adverse Effect. No Material Adverse Effect shall have occurred since December 31, 2002.

                  (f) Copies of Documents. Delivery to Agent of copies, certified by a Responsible Officer of the Borrower, of the material Loan Documents.

                  (g) Search Results; Lien Terminations. Delivery to Agent of certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the Effective Date, listing all effective financing statements which name the Borrower and each of its Subsidiaries (under their present names and any previous names) as debtors and which are filed in the jurisdictions in which filings are to be made pursuant to the Loan Documents, together with (i) copies of such financing statements, (ii) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Loan Documents previously granted by any Person (other than Liens permitted by under the Loan Agreement) and (iii) such other Uniform Commercial Code Form UCC-3 termination statements and/or Uniform Commercial Code amendments or modifications as the Agent may request, including, without limitation, amendments to evidence the change in agency pursuant to the Agency Assignment.

                  (h) Filings, Registrations and Recordings. The Agent shall have received each document (including Uniform Commercial Code financing statements and in lieu financing statements or amendments thereto) required by the Loan Documents or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent, for the benefit of the Agent and the Lenders, a perfected Lien on the Collateral described therein, prior and superior to any other Person, in proper form for filing, registration or recording.

                  (i) Satisfaction of the Agent's Counsel. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.

The date on which the foregoing conditions shall have been satisfied shall be referred to herein as the "Effective Date." The execution and delivery of this Amendment by the Borrower and the Guarantors shall be deemed a representation and warranty by such Persons that the foregoing conditions precedent have been satisfied in all respects as of the date hereof.

         4. References. From and after the Effective Date, all references in the Existing Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Existing Loan Agreement, as amended hereby. This Amendment, the Assignment and Assumption Agreement and the Agency Assignment each constitutes a Loan Document.

         5. Representations and Warranties. The Borrower and each of its Subsidiaries (individually, an "Obligor" and collectively, the "Obligors") each hereby confirms to the Agent and the Lenders that the representations and warranties set forth in the Existing Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (or, with respect to any such representation or warranty that, by its terms, is qualified by materiality, Material Adverse Effect or similar qualification, such representation or warranty are true and correct in all respects), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (or, with respect to any such representation or warranty that, by its terms, was qualified by materiality, Material Adverse Effect or similar qualification, such representation or warranty shall have been true and correct in all respects). Each Obligor further represents and warrants to the Agent and the Lenders that
(a) it has full power and authority to execute and deliver this Amendment and the Other Amendment Documents and to perform its obligations hereunder and thereunder, (b) upon the execution and delivery hereof and thereof, this Amendment and the Other Amendment Documents will be valid, binding and enforceable upon it in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity, (c) the execution, delivery and performance of this Amendment and/or the Other Amendment Documents do not and will not contravene, conflict with, violate or constitute a default under (i) the articles of incorporation, certificate of limited partnership, bylaws or agreement of limited partnership of such Obligor, as applicable, or (ii) any applicable law, rule or regulation, or any judgment, decree or order, of which such Obligor has knowledge or any material agreement, indenture or instrument to which such Obligor is a party or is bound or which is binding upon or applicable to all or any portion of its property and (d) no Default or Event of Default presently exists.

         6. Reserved.

         7. No Further Amendments; Ratification of Liability; Waiver. Except as amended hereby, the Existing Loan Agreement and each of the other Loan Documents shall and do remain in full force and effect in accordance with their respective terms. Each Obligor, as a debtor, grantor, pledgor, guarantor or assignor, or in any similar capacity in which it has granted Liens or acted as an accommodation party or guarantor, as the case may be, hereby ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Existing Loan Agreement and the other Loan Documents to the extent such Person is a party thereto (including, without limitation, the Borrower's payment obligations under Sections 2.2(a)(i) and 2.10 of the Loan Agreement (for clarification purposes, each quarterly installment of the Loans shall be in an aggregate amount equal to 0.25% of $25,000,000, plus, with respect to any subsequent such installment, the amount of any Interest Advances), all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby, and acknowledges that (a) it has no defenses, claims or set-offs to the enforcement of such liabilities, obligations and agreements, (b) the Agent and the Lenders (and the Prior Agent and the Prior Lenders) have fully performed all obligations to such Person which such Persons may have had or have on and as of the date hereof and (c) other than as specifically set forth herein, neither the Agent nor any of the Lenders waives, diminishes or limits any term or condition contained in the Existing Loan Agreement or any other Loan Document. The Agent and the Lenders' agreement to the terms of this Amendment or any other amendment of the Existing Loan Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing among the Obligors, the Agent and the Lenders, or any of them. This Amendment and the Other Amendment Documents contain the entire agreement among the Obligors, the Agent and the Lenders contemplated by this Amendment.

         8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         9. Further Assurances. Each Obligor covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Agent in order to effectuate fully the intent of this Amendment.

         10. Severability. If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

         11. Captions. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

         12. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles.

              [the remainder of this page intentionally left blank]

First Amendment to Loan Agreement and Other Loan Documents




         Delivered at Chicago, Illinois as of the day and year first above written.


                    BORROWER:


                    INFOCROSSING, INC.
                    By:      /s/ WILLIAM J. McHALE
                    Its:     Senior Vice President


                     GUARANTORS:


                     AMQUEST, INC., a Georgia corporation
                    By:      /s/ WILLIAM J. McHALE
                    Its:     Vice President


                     ETG, INC., a Delaware corporation
                    By:      /s/ WILLIAM J. McHALE
                    Its:     Vice President


                     INFOCROSSING SERVICES, INC., a Delaware corporation
                    By:      /s/ WILLIAM J. McHALE
                    Its:     Vice President


                     AMQUEST SERVICES, INC., a Georgia corporation
                    By:      /s/ WILLIAM J. McHALE
                    Its:     Vice President





                     LENDERS:

                     CAPITALSOURCE FINANCE LLC, as a Lender

                     By:      /s/ JOSEPH TURITZ
                     Its:     General Counsel


                     AGENT:

                     CAPITALSOURCE FINANCE LLC, as the Agent

                     By:      /s/ JOSEPH TURITZ
                     Its:     General Counsel

                                  SCHEDULE 2.1

                              LENDERS' COMMITMENTS




================================== ================================= =========================== =========================
             LENDER                           COMMITMENT               OUTSTANDING AMOUNT OF          PRO RATA SHARE
                                                                     TERM LOAN AS OF EFFECTIVE
                                                                                DATE
---------------------------------- --------------------------------- --------------------------- -------------------------

    CapitalSource Finance LLC                $25,000,000                    $24,937,500                    100%

---------------------------------- --------------------------------- --------------------------- -------------------------

             TOTALS                          $25,000,000                    $24,937,500                    100%

================================== ================================= =========================== =========================

                                   SCHEDULE I

                               Lenders' Addresses

CapitalSource Finance LLC

CAPITALSOURCE FINANCE LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention:  Portfolio Manager
Telephone:  (301) 841-2700
FAX:  (301) 841-2340
E-Mail: kelias@capitalsource.com

Wire Instructions:

Bank:                      Bank of America, Baltimore, MD
Account:                   003939396662
ABA:                       026009593
Account Name:              CapitalSource Funding LLC - CFG
Reference:                 Infocrossing